                                                                     EXHIBIT 1.1

                                3,400,000 SHARES

                             GLACIER WATER TRUST I
                          (a Delaware Business Trust)

                   ___% Cumulative Trust Preferred Securities
                         (Liquidation Amount of $25 per
                           Trust Preferred Security)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                January __, 1998

SUTRO & CO. INCORPORATED
EVEREN SECURITIES, INC.
CROWELL, WEEDON & CO.
c/o SUTRO & CO. INCORPORATED
201 California Street
San Francisco, California  94111
Attention:  Equity Syndication Department

Ladies and Gentlemen:

     1.   Introduction.
          ------------

          Glacier Water Services, Inc., a Delaware corporation ("Glacier" or collectively, with its predecessors and wholly-owned subsidiaries, excluding Glacier Water Trust I, the "Company") and its financing subsidiary, Glacier Water Trust I, a Delaware business trust (the "Trust", and hereinafter together with Glacier, the "Offerors"), propose that pursuant to the terms of this Agreement, the Trust issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters"), for whom Sutro & Co. Incorporated, EVEREN Securities, Inc. and Crowell, Weedon & Co. are acting as representatives (the "Representatives"), an aggregate of 3,400,000 shares of ___% Cumulative Trust Preferred Securities having a Liquidation Amount of $25 per share (the "Trust Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The words "you" and "your" used herein refer to the Representatives of the Underwriters.

     2.   Representations and Warranties of the Company.
          ---------------------------------------------

          The Offerors, jointly and severally, represent, warrant and agree with each of the Underwriters that:

          (a) The Offerors meet the requirements for use of Form S-2 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-2 (File No. 333-40335)
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under the Act, with respect to the Trust Preferred Securities, the ____% Junior
Subordinated Deferrable Interest Debentures due 2028 of Glacier (the "Debentures"), and the Guarantee pursuant to the Guarantee Agreement (as hereinafter defined) for the benefit of the holders of the Trust Preferred Securities (the "Guarantee"). The aforementioned registration statement, including a form of prospectus subject to completion, has been prepared by the Offerors in conformity with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder (the "Trust Indenture Regulations"). Such registration statement has been filed with the Commission under the Act; and one or more amendments to the registration statement may also have been so filed; and, if the Offerors have elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Offerors will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to the representatives. After the execution of this Agreement, the Offerors shall file with the Commission either (i) if the registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to the registration statement filed with the Commission (or, if no such amendment shall have been filed, in the registration statement), with such insertions and changes as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act as shall have been provided to and approved by the Representatives prior to the filing thereof, or (ii) if the registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to the registration statement, including a form of prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and approved by the Representatives prior to the filing thereof. As used in this Agreement, the term "Registration Statement" means the registration statement, as amended at the time when it was or is declared effective under the Act, and, in the event of any amendment thereto after the effective date and prior to the Closing Time (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act, including (i) all documents (or portions thereof) incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) all financial schedules and exhibits thereto, and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion contained in the Registration Statement or any amendment thereto including all documents (or portions thereof) incorporated by reference therein under the Exchange Act (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto or filed pursuant to Rule 424(a) under the Act at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term, means the prospectus included in the Registration Statement, in each case

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

including the financial schedules and all documents (or portions thereof) incorporated by reference therein under the Exchange Act.

          (b) The documents incorporated by reference in the Preliminary Prospectus or Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder (the "Exchange Act Rules and Regulations"), and when read together and with the other information in the Preliminary Prospectus or Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Time, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and has not instituted or threatened to institute any proceedings with respect to such an order. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations, the Trust Indenture Act and the Trust Indenture Regulations, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (iii) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations, the Trust Indenture Act and the Trust Indenture Regulations and (iv) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus and when any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement and when any amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Closing Time (as defined in Section 3 hereof), the Prospectus, as amended or supplemented at any such time, (x) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations, the Trust Indenture Act and the Trust Indenture Regulations and (y) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) shall not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, that part of the Registration Statement which constitutes the Statements of Eligibility and Qualification under the Trust Indenture Act (Forms T-1) of the Indenture Trustee, the Property Trustee or the Guarantee Trustee (all as hereinafter defined), or any statements by the Offerors in reliance upon, and in conformity with, information furnished in writing to the Offerors by or on

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behalf of the Underwriters through the Representatives expressly for use in any of the aforementioned documents. The "Indenture Trustee" as used herein means Wilmington Trust Company ("WTC") in its capacity as Indenture Trustee with respect to the Junior Subordinated Indenture dated as of January __, 1998 between Glacier and WTC (the "Indenture"); the "Property Trustee" and "Delaware Trustee" as used herein refer to WTC in its various capacities as the Property Trustee, Delaware Trustee and the Bank with respect to the Amended and Restated Trust Agreement dated as of January __, 1998 among Glacier, WTC, and Jerry R. Welch, Jerry A. Gordon, and Brenda K. Foster (the "Trust Agreement"); the "Guarantee Trustee" as used herein refers to WTC in its capacity as Guarantee Trustee with respect to the Guarantee Agreement dated as of January __, 1998 between Glacier and WTC (the "Guarantee Agreement"); and "Trustees" as used herein refers collectively to the Property Trustee, the Delaware Trustee and the Administrative Trustees (as hereinafter defined).

          (d) The only subsidiaries of Glacier (other than the Trust) are GW Services, Inc., a California corporation, Glacier Water Services International, a Delaware corporation, GW Services International, Inc., a Delaware corporation, and GW Mexico, Inc., a Delaware corporation (each a "Subsidiary" and collectively the "Subsidiaries"). Each of Glacier and the Subsidiaries is duly organized and validly existing in good standing under the laws of its jurisdiction of organization with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); each of Glacier and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (i) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify has not had and will not have a Material Adverse Effect (as hereinafter defined)) and (ii) in which it owns or leases property. "Material Adverse Effect" means, when used in connection with either of the Company or the Trust, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of either of the Company or the Trust.

          (e) The Offerors each have the full legal right, power and authority to enter into this Agreement and the various agreements referenced herein, and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Offerors and, assuming it is a binding agreement of yours, constitutes a legal, valid and binding agreement of the Offerors enforceable against the Offerors in accordance with its terms (except as such enforceability may be limited by the Permitted Exceptions, as hereinafter defined). None of the Offerors' execution or delivery of this Agreement, their performance hereunder, their consummation of the transactions contemplated herein or their application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or result in the creation or imposition of any lien, charge, or encumbrance upon, any property or assets of the Offerors or the Subsidiaries pursuant to the terms of
(i) the certificate or articles of incorporation or

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bylaws of Glacier or any of the Subsidiaries, (ii) the Trust Agreement, (iii)
the Guarantee Agreement, (iv) the Indenture, (v) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement or other agreement or instrument to which the Offerors and the Subsidiaries are a party or by which any of them are or may be bound or to which any of their respective property is or may be subject or (vi) any statute, judgment, decree, order, rule or regulation applicable to the Offerors and the Subsidiaries of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Offerors and the Subsidiaries, or any of their respective activities or properties.

          (f) The Company has the duly authorized and validly issued outstanding capitalization set forth under the caption "Capitalization" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and will have the adjusted capitalization set forth therein at the Closing Time, based on the assumptions set forth therein. The outstanding shares of common stock of Glacier have been duly authorized and validly issued by Glacier and are fully paid and nonassessable. Further, all the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, are owned directly by Glacier, free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. Except as created hereby or referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding options, warrants, rights or other arrangements requiring Glacier at any time to issue any capital stock of Glacier. No holders of outstanding shares of capital stock of Glacier are entitled as such to any preemptive or other rights to subscribe for any of the Trust Preferred Securities, the Debentures or the Common Securities (as hereinafter defined), and neither the filing of the Registration Statement nor the offering or sale of the Trust Preferred Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to, the registration of any securities of Glacier.

          (g) The consolidated financial statements of the Company, and the related notes thereto, included, by incorporation or otherwise, in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the consolidated financial position of the Company, as of the respective dates of such financial statements and schedules, and the consolidated results of operations, cash flows and stockholders' equity and the other information purported to be shown therein of the Company for the respective periods covered thereby. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as noted therein) as certified by the independent accountants named in subsection (h) below. The Registration Statement includes all of the financial statements and schedules required under the Act and the Rules and Regulations to be included in the Registration Statement. The selected and summary financial data set forth in the Registration Statement and the Prospectus (or such Preliminary Prospectus) under the captions "Summary Consolidated Financial and Other Information," "Selected Consolidated Financial and Other Information," "Capitalization," "Glacier Water Services, Inc. Income Statement by Quarter," "Management's Discussion and Analysis of Financial Condition and Results of

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Operations," and "Business" present fairly the information set forth therein on the basis stated in the Registration Statement. The pro forma financial information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) complies as to form in all material respects with the applicable requirements of Article 11 of Regulation S-X and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

          (h) Arthur Andersen LLP and Deloitte & Touche LLP, who have expressed their opinion on those of such financial statements and schedules which are or have been audited by them, are independent accountants as required by the Act and the Rules and Regulations.

          (i) Each of the Administrative Trustees (as hereinafter defined) of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement. The Trust Agreement has been duly authorized, and will be duly executed and delivered at the Closing Time by Glacier, as Depositor, and Jerry R. Welch, an individual, Jerry A. Gordon, an individual, and Brenda K. Foster, an individual (the foregoing individuals collectively are referred to herein as the "Administrative Trustees") and, assuming due authorization, execution and delivery of the Trust Agreement by the Property Trustee and the Delaware Trustee, constitutes a valid and binding obligation of Glacier and the Administrative Trustees enforceable against each of them in accordance with its terms, except: (i) as limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and court decisions with respect thereto; (ii) as limited by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and
(iii) as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy (collectively, the "Permitted Exceptions"). The Trust Agreement conforms in all material respects to the description thereof and all statements relating thereto in the Prospectus, and has been duly qualified under the Trust Indenture Act.

          (j) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the laws of the State of Delaware with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell its common securities, having a Liquidation Amount of $25 per share (the "Common Securities") to be issued under the Trust Agreement to Glacier as contemplated by this Agreement, to issue the Trust Preferred Securities as contemplated by this Agreement, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust is a consolidated subsidiary of the Company and has no subsidiaries of its own, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party

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to or bound by any agreement or instrument other than this Agreement, the Trust
Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and that are described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Time will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and at the Closing Time will be, treated as a consolidated subsidiary of Glacier pursuant to generally accepted accounting principles.

          (k) All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Trust Preferred Securities has been validly and sufficiently taken. At the Closing Time, after payment therefor in accordance with the terms of this Agreement, (i) the Trust Preferred Securities to be sold by the Trust hereunder will be validly issued, fully paid and nonassessable undivided beneficial assets of the Trust and will be entitled to the benefits of the Trust Agreement, and (ii) good and marketable title to the Trust Preferred Securities will pass to the Underwriters at the Closing Time free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. Except as created hereby or referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding options, warrants, rights or other arrangements requiring the Trust at any time to issue any capital stock of the Trust. No person or entity is entitled as such to any preemptive or other rights to subscribe for any of the Trust Preferred Securities and neither the filing of the Registration Statement nor the offering or sale of the Trust Preferred Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to, the registration of any securities of the Trust. The Trust Preferred Securities conform in all material respects to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Trust Agreement.

          (l) Subject to the terms of the Trust Agreement, holders of Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Trust, and there are no outstanding securities convertible into or exchangeable for any such securities and no restrictions upon the voting or transfer of any equity securities of the Trust pursuant to Glacier's certificate or articles of incorporation or bylaws, the Trust Agreement or any agreement or other instrument to which either Offeror is a party or by which either Offeror is bound.

          (m) The Common Securities have been duly authorized by the Trust pursuant to the Trust Agreement and, when issued and delivered by the Trust to Glacier against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and, subject to the terms of the Trust Agreement, fully paid and nonassessable undivided beneficial interests in the

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assets of the Trust and will conform to all statements relating thereto contained in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus); the issuance and sale of the Common Securities to Glacier is not subject to preemptive or other similar rights.

          (n) The Indenture has been duly authorized by Glacier and will be duly executed and delivered by Glacier at the Closing Time, and, assuming due authorization, execution and delivery of the Indenture by and Indenture Trustee, will constitute a valid and binding agreement of Glacier, enforceable against Glacier in accordance with its terms, subject, as to enforcement of remedies, to the Permitted Exceptions. The Indenture conforms in all material respects to the description thereof contained in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the Indenture has been duly qualified under the Trust Indenture Act.

          (o) The Debentures have been duly authorized by Glacier and will be duly executed and delivered by Glacier at the Closing Time, and when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, the Debentures will constitute valid and binding obligations of Glacier, enforceable against Glacier in accordance with their terms, except to the extent that enforcement thereof may be limited by the Permitted Exceptions, will be in the form contemplated by, and subject to the Permitted Exceptions, will be entitled to the benefits of, the Indenture (as hereinafter defined) and will conform in all material respects to the description thereof in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (p) The Guarantee Agreement has been duly authorized by Glacier and will be duly executed and delivered by Glacier at the Closing Time, and, assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation of Glacier enforceable against Glacier in accordance with its terms, except to the extent that enforcement thereof may be limited by the Permitted Exceptions, and the Guarantee will conform in all material respects to the description thereof contained in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the trust pursuant to the Guarantee has been duly qualified under the Trust Indenture Act.

          (q) Glacier's obligations under the Guarantee Agreement are subordinate and junior in right of payment to all Senior Debt and Subordinated Debt of Glacier (as defined in the Indenture), subject, as to enforcement of remedies, to the Permitted Exceptions.

          (r) The Agreement as to Expenses and Liabilities between the Offerors dated as of January __, 1998 (the "Expense Agreement") has been duly and validly authorized by Glacier and the Trust, and will be duly executed and delivered by Glacier and the Trust at the Closing Time and will constitute a valid and legally binding obligation of Glacier and the Trust and conforms in all material respects to the description thereof contained in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (s) The Company and the Trust each have filed all necessary federal, state and local income, franchise and other material tax returns and have paid all taxes shown as due thereunder, and each of the Offerors has no knowledge of any tax deficiency which might be assessed against the Company or the Trust which, if so assessed, may have a Material Adverse Effect.

          (t) The Company maintains insurance of the types and in amounts which it reasonably believes to be adequate for its businesses, all of which insurance is in full force and effect.

          (u) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no pending action, suit, proceeding or investigation or, to the Offerors' best knowledge, threatened action, suit, proceeding or investigation before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which (i) questions the validity of the capital stock of the Offerors or this Agreement or of any action taken or to be taken by the Offerors pursuant to or in connection with this Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement or incorporated therein by reference, are accurately summarized in all material respects), or (iii) may have a Material Adverse Effect on the Company or the Trust.

          (v) Subsequent to the most recent dates as of which information is given in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except as expressly contemplated therein, neither the Company nor the Trust has incurred, other than in the ordinary course of their respective businesses, any material liabilities or obligations, direct or contingent, purchased any of their outstanding capital stock (other than pursuant to the Company's publicly announced stock repurchase program described in the Prospectus), paid or declared any dividends or other distributions on their capital stock or entered into any material transactions not in the ordinary course of business, and there has been no material change in capital stock or debt or a material adverse change in the business, properties, assets, net worth, condition (financial or other), or results of operations or prospects of the Company or the Trust. Neither Glacier nor any of the Subsidiaries nor the Trust (nor the manner in which any of them conducts their business) is in breach or violation of, or in default under, any term or provision of (i) its certificate or articles of incorporation or bylaws, (ii) the Trust Agreement, (iii) the Guarantee Agreement, (iv) any indenture, mortgage, deed of trust, lease, franchise, license, permit, voting trust agreement, stockholders' agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its property is or may be subject, or any indebtedness, the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect on the Company or the Trust, and there does not exist any state of facts which constitutes an event of default (as defined in such documents) on the part of Glacier, any of the Subsidiaries or the Trust which, with notice or lapse of time or both, would constitute such an event of default, or (v) any statute, judgment, decree, order, rule or regulation applicable to the Company or the Trust or any arbitrator, court regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or the Trust or any of their respective activities or properties, the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect on the Company or the Trust.

          (w) All executed agreements or copies of executed agreements filed or incorporated by reference as exhibits to the Registration Statement, to which Glacier, the Subsidiaries or the Trust is a party or by which any of them is or may be bound or to which any of their assets, properties or businesses are or may be subject have been duly and validly authorized, executed and delivered by Glacier, the Subsidiaries or the Trust, as the case may be, and constitute the legal, valid and binding agreements of each of Glacier, the Subsidiaries or the Trust, as the case may be, enforceable against each of them in accordance with their respective terms, subject, as to enforceability or remedy, to the Permitted Exceptions. The descriptions in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be stated with respect thereto by the Act and the Rules and Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required or incorporated therein by reference, and the executed exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies, and the unexecuted exhibits which have been filed are reasonably correct and accurate forms of such documents.

          (x) To the knowledge of the Offerors, no labor disturbance by the employees of the Company exists or is imminent which may have a Material Adverse Effect on the Company.

          (y) No consent, approval, authorization or order of or filing with any court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, is required for the performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been or may be obtained under the Act, the Trust Indenture Act or may be required under state securities or blue sky laws in connection with the Underwriters' purchase and distribution of the Trust Preferred Securities.

          (z) Each of the Company and the Trust has good and marketable title to, or valid and enforceable leasehold interests in, all properties and assets owned or leased by it, free and clear of all liens, encumbrances, security interests, claims, restrictions, equities, claims and defects, except (i) such as are described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), or such as do not have a Material Adverse Effect on the value of any of such properties or assets taken as a whole and do not materially interfere with the use made and proposed to be made of any of such properties or assets, and (ii) liens for taxes not yet due and payable as to which appropriate reserves have been established and reflected in the financial statements included or incorporated by reference in the Registration Statement. The Company and the Trust own or lease all such properties as are necessary to their respective operations as now conducted, and as proposed to be conducted as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent

Preliminary Prospectus); and the properties and businesses of the Company or the Trust conform in all material respects to the descriptions thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All the material leases and subleases of the Company and under which the Company holds properties or assets as lessee or sublessee, constitute valid leasehold interests of the Company, free and clear of any lien, encumbrance, security interest, restriction, equity, claim or defect, are in full force and effect, and the Company is not in default in respect of any of the material terms or provisions of any such material leases or subleases, and the Company has not had notice of any claim which has been asserted by anyone adverse to the Company's rights as lessee or sublessee under either a material lease or sublease, or affecting or questioning of the Company's rights to the continued possession of the leased or subleased premises under any such material lease or sublease, in all cases only which may have a Material Adverse Effect on the Company.

          (aa) Each of the Company and the Trust owns, or is licensed or otherwise has sufficient right to use, the proprietary knowledge, inventions, patents, trademarks, service marks, trade names, logo marks and copyrights used in or necessary for the conduct of each of their respective businesses (collectively "Rights") as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Except as disclosed in the Prospectus, no claims have been asserted against either the Company or the Trust by any person with respect to the use of any such Rights or challenging or questioning the validity or effectiveness of any such Rights. The use, in connection with the business and operations of the Company or the Trust, of such Rights does not, to either of the Offerors' best knowledge, infringe on the rights of any person, other than as disclosed in the Prospectus.

          (ab) Each of the Company and the Trust holds all franchises, licenses, permits, approvals, certificates and other authorizations from federal, state and other governmental or regulatory authorities necessary to the ownership, leasing and operation of its properties or required for the present conduct of its respective businesses, and such franchises, licenses, permits approvals, certificates and other governmental authorizations are in full force and effect and each of the Company and the Trust is in compliance therewith in all material respects except where the failure so to obtain, maintain or comply with would not have a Material Adverse Effect on the Company or the Trust.

          (ac) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to Glacier, from making any other distribution on any such Subsidiary's capital stock, from repaying to Glacier any loans or advances to such Subsidiary from Glacier or from transferring any of such Subsidiary's property or assets to Glacier or any other Subsidiary, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (ad) To the knowledge of the Offerors, neither the Company nor the Trust has violated any applicable environmental, safety, health or similar law applicable to the business of either the Company or the Trust, nor any federal or state law relating to discrimination in the hiring, promotion, or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of ERISA or the rules and regulations promulgated thereunder, the consequences of which violation may have a Material Adverse Effect on the Company or the Trust.

          (ae) Neither the Company nor the Trust has distributed and will not distribute prior to the Closing Time any offering material in connection with the offering and sale of the Trust Preferred Securities other than any Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the Act.

          (af) Neither the Company nor the Trust has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or
(ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (ag) Neither the Company nor the Trust nor any of their officers, directors, trustees, 5% or more stockholders or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of either Glacier or the Trust which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of Glacier or the Trust to facilitate the sale or resale of the Trust Preferred Securities or otherwise.

          (ah) There are no contracts, agreements or understandings between the Company or the Trust or each of them individually, and any person granting such person the right to require either Glacier or the Trust to file a registration statement under the Act with respect to any securities of Glacier or the Trust owned or to be owned by such person or to require Glacier or the Trust to include such securities under the Registration Statement (other than those that have been disclosed in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), that have not been waived with respect to the Registration Statement.

          (ai) Neither the Company nor the Trust is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (aj) The Offerors have received approval to have the Trust Preferred Securities quoted on the American Stock Exchange (the "AMEX"), subject to official notice of issuance, and the Offerors know of no reason or set of facts which is likely to adversely affect such approval.

     3.   Purchase, Sale and Delivery of the Securities; Closing.
          ------------------------------------------------------

          On the basis of the foregoing representations and warranties and subject to the terms and conditions herein set forth, the Offerors agree that the Trust will issue and sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $25 per share (the "Purchase Price"), the respective number of Trust Preferred Securities set forth in
Schedule I opposite the name of such Underwriter.

          As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Trust Preferred Securities (together with the entire proceeds from the sale by the Trust to Glacier of the Common Securities) will be used to purchase the Debentures, Glacier hereby agrees to pay in same day funds at the Closing Time directly to the Underwriters, a commission of _______ per Trust Preferred Security purchased by the Underwriters and delivered by the Trust pursuant to this Agreement (the "Underwriting Commission").

          Payment of the Purchase Price and the Underwriting Commission for the Trust Preferred Securities shall be made at the offices of Milbank, Tweed, Hadley & McCloy, Los Angeles, California, or at such other place as shall be agreed upon by the Representatives and the Offerors, at 7:00 a.m., California time on the third (or if the Trust Preferred Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, on the fourth) business day after the date hereof, or such other time not later than 10 business days after such date as shall be agreed upon by the Representatives and the Offerors (such time and date of payment and delivery is herein called the "Closing Time"). Payment shall be made to the Trust by wire transfer of same day funds to the Trust or its order to an account designated by the Trust, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Trust Preferred Securities to be purchased by them.

          Unless otherwise agreed, the Trust Preferred Securities to be purchased by each Underwriter in book-entry form and in authorized denominations and registered in the name of the nominee of The Depository Trust Company ("DTC"), shall be delivered by or on behalf of the Offerors through the facilities of DTC for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds to the Trust or its order to an account designated by the Trust at the offices of Milbank, Tweed, Hadley & McCloy, Los Angeles, California, or at such other place as shall be agreed upon by the Representatives and the Offerors, at the Closing Time. The place of the closing and the Closing Time may be varied by agreement among the Representatives and the Offerors. Delivery of the Trust Preferred Securities may be made by credit through full fast transfer to the accounts at DTC designated by the Underwriters.

          Time shall be of the essence, and delivery of the Trust Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

          The Offerors hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Trust Preferred Securities does not constitute closing of a purchase and sale of the Trust Preferred Securities. Only execution and delivery of a receipt (by facsimile or otherwise) for the Trust Preferred Securities by the Representatives on behalf of the Underwriters indicates completion of the closing of a purchase of the Trust Preferred Securities from the Offerors. Furthermore, in the event that funds are wired to the Offerors on behalf of the

Underwriters prior to the completion of the closing of a purchase of Trust Preferred Securities, the Offerors hereby acknowledge that until the Representatives execute and deliver a receipt for the Trust Preferred Securities, by facsimile or otherwise, the Offerors will not by entitled to the wired funds and shall return the wired funds to the Representatives as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Trust Preferred Securities is not completed and the wired funds are not returned by the Offerors to the Representatives on the same day the wired funds were received by the Offerors, the Offerors jointly and severally agree to pay to the Representatives in respect of each day the wired funds are not returned by it, in same-day funds, interest at the Prime Rate as stated in the Wall Street Journal on the date hereof on the amount of such wired funds.

     4.   Public Offering of the Shares.
          -----------------------------

          It is understood that the Underwriters propose to make a public offering of the Trust Preferred Securities at the price and upon the other terms set forth in the Prospectus.

     5.   Covenants of the Offerors.
          -------------------------

          The Offerors jointly and severally covenant and agree with each of the Underwriters that:

          (a) The Offerors shall use their best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as practicable. If required, the Offerors will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Trust Preferred Securities is required to be delivered under the Act, the Offerors (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Trust Preferred Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or the amendment referred to in Section 2(a) hereof, any amendment or supplement to such Prospectus or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent.

          (b) As soon as the Offerors are advised or obtain knowledge thereof, the, Offerors will advise the Representatives or their counsel (i) when the Registration Statement, as amended, has become effective; if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; or (ii) of any request made by the Commission for amending the Registration Statement, for supplementing any Preliminary Prospectus or the Prospectus or for additional information, or (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as possible.

          (c) The Offerors will (i) use their best efforts to arrange for the qualification of the Trust Preferred Securities, the Debentures and the Guarantee for offer and sale under the state securities or blue sky laws of such jurisdictions as the Representatives may designate, (ii) continue such qualifications in effect for as long as may be necessary to complete the distribution of the Trust Preferred Securities, and (iii) make such applications, file such documents and furnish such information as may be required for the purposes set forth in clauses (i) and (ii); provided, however,
                                                             --------  -------
that the Offerors shall not be required to qualify as a foreign corporation or file a general or unlimited consent to service of process in any such jurisdiction.

          (d) The Offerors consent to the use of the Prospectus (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Trust Preferred Securities may be sold, if any such Prospectus is used, in connection with the offering or sale of the Trust Preferred Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a Prospectus relating to the Trust Preferred Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Offerors promptly will so notify the Representatives and, subject to Section 5(a) hereof and at the Offerors, expense, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or affect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

          (e) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Offerors during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Offerors' fiscal year), the Offerors will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

          (f) The Offerors will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Offerors, a Registrar (which may be the same entity as the Transfer Agent) for the Trust Preferred Securities.

          (g) The Offerors will furnish, without charge, to the Representatives or on the Representatives' order, at such place as the Representatives may designate, copies of the Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits) and the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Representatives may reasonably request.

          (h) The Offerors will not, directly or indirectly, without the prior written consent of Sutro & Co. Incorporated, issue, offer, sell, grant any option to purchase or otherwise dispose (or announce any issuance, offer, sale, grant of any option to purchase or other disposition) of any shares of the Trust Preferred Securities or any securities convertible into, or exchangeable or exercisable for, shares of Trust Preferred Securities or Debentures or any debt securities substantially similar to the Debentures or equity securities substantially similar to the Trust Preferred Securities for a period of 180 days after the date hereof, except pursuant to this Agreement, or as contemplated by the Prospectus.

          (i) The Offerors will cause the Trust Preferred Securities to be duly included for listing on the AMEX prior to the Closing Time.

          (j) Neither the Offerors nor any of their officers or directors, 5% or more stockholders nor affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Offerors or which has constituted or might in the future reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Trust Preferred Securities or otherwise.

          (k) Each of the Offerors will apply the net proceeds of the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

          (l) The Offerors will timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act, and the Exchange Act Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations.

     6.   Expenses.
          --------

          (a) Regardless of whether the transactions contemplated in this Agreement are consummated, and regardless of whether for any reason this Agreement is terminated, Glacier will pay, and hereby agrees to indemnify each Underwriter against, all fees and expenses incident to the performance of the obligations of the Offerors under this Agreement, including, but not limited to, (i) fees and expenses of accountants and counsel for the Offerors, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and shipping of copies of the Registration Statement and any pre-effective or post-effective amendments thereto, any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto (including postage costs related to the delivery by the Underwriters of any Preliminary Prospectus or Prospectus, or any amendment or supplement thereto), this Agreement, the Trust Agreement, the Indenture and the Guarantee Agreement and all other documents in connection with the transactions contemplated herein, including the cost of all copies thereof,
(iii) fees and expenses relating to qualification of the Trust Preferred Securities under state securities or blue sky laws, including the cost of preparing and mailing the preliminary and final blue sky memoranda and filing fees and reasonable disbursements and fees of counsel and other related expenses, if any, in connection therewith, (iv) filing fees of the Commission and the National Association of Securities Dealers, Inc. ("NASD") relating to the Trust Preferred Securities, the Debentures and the Guarantee, (v) any fees and expenses in connection with the listing of the Trust Preferred Securities on the AMEX, (vi) costs and expenses incident to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Trust Preferred Securities, including transfer agent's and registrar's fees and any applicable transfer taxes incurred in connection with the delivery to the Underwriters of the Trust Preferred Securities to be sold by the Offerors pursuant to this Agreement, (vii) costs and expenses of advertising relating to the offering of the Trust Preferred Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters), (viii) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture and the Debentures, (ix) the fees and expenses of the Property Trustee, the Delaware Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Delaware Trustee in connection with the Trust Agreement, (x) the costs and charges of any transfer agent or registrar, and (xi) the cost of qualifying the Trust Preferred Securities with DTC.

          (b) If the purchase of the Trust Preferred Securities as herein contemplated is not consummated for any reason other than the Underwriters' default in performing any material obligation of the Underwriters under this Agreement, Glacier shall reimburse the several Underwriters for their reasonable out-of-pocket expenses (including reasonable counsel fees and disbursements) in connection with any investigation made by them, and any preparation made by them in respect of marketing of the Trust Preferred Securities or in contemplation of the performance by them of their obligations hereunder.

     7.   Conditions of the Underwriters' Obligations.
          -------------------------------------------

          The obligation of each Underwriter to purchase and pay for the Trust Preferred Securities set forth opposite the name of such Underwriter in Schedule I is subject to the continuing accuracy of the representations and warranties of the Offerors herein as of the date hereof and at the Closing Time as if they had been made at the Closing Time; the accuracy at the Closing Time of the statements of officers or trustees of the Offerors made pursuant to the provisions hereof; the performance by the Offerors at the Closing Time of its covenants and agreements hereunder; and the following additional conditions:

          (a) If the Offerors have elected to rely on Rule 430A under the Act, the Registration Statement shall have been declared effective not later than 5:00 p.m. (or in the case of a registration statement filed pursuant to Rule 462(b) under the Act relating to the Trust Preferred Securities, not later than 10:00 p.m.), Washington D.C. time on the date of this Agreement, or at such later time as shall have been consented to by you, and the Prospectus (containing the information omitted pursuant to Rule 430A) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representatives shall have consented; if the Offerors do not elect to rely on Rule 430A, the Registration Statement shall have been declared effective not later than 10:00 a.m., California time, on the date hereof or such later time and date to which the Representatives shall have consented; if required, in the case of any changes in or amendments or supplements to the Prospectus in addition to those contemplated above, the Offerors shall have filed such Prospectus as amended or supplemented with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Offerors or the Representatives, shall be contemplated by the Commission; and the Offerors shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall not have advised the Offerors that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) At or prior to the Closing Time, the Representatives shall have received from Manatt, Phelps & Phillips, LLP, counsel to the Underwriters, such opinion or opinions with respect to the issuance and sale of the Trust Preferred Securities, the Registration Statement and the Prospectus and such other related matters as the Representatives reasonably may request, and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters.

          (d) At the Closing Time, the Representatives shall have received the favorable opinion of Milbank, Tweed, Hadley & McCloy, counsel for the Company, dated as of the Closing Time, to the effect that:

          (i) Each of Glacier and the Subsidiaries has been duly incorporated and is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation. To the best of such counsel's knowledge, each of Glacier and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where it owns or leases real property, except where the failure to so qualify would not have a Material Adverse Effect on the Company.

          (ii) The Trust has no subsidiaries of its own, and is duly qualified to transact business in and is in good standing in Delaware.

          (iii) Each of Glacier, the Subsidiaries and the Trust has full corporate power and corporate authority, or full trust power and trust authority, as the case may be, to own and lease its assets and properties and conduct its business as now being conducted and as described in the Registration Statement. To the best of such counsel's knowledge, each of Glacier, the Subsidiaries and the Trust has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Registration Statement, except where the failure to have such governmental licenses, permits, consents, orders, approvals, and other authorizations would not have a Material Adverse Effect on the Company or the Trust.

          (iv) The authorized, and, to the best of such counsel's knowledge, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus.

          (v) Glacier owns of record and, to the best of such counsel's knowledge, owns beneficially all of the authorized, issued and outstanding Common Securities of the Trust and such Common Securities are owned by Glacier free and clear of all perfected, and to the best of such counsel's knowledge other, liens, encumbrances, claims, security interests or other defects of title whatsoever, except for liens, encumbrances, claims or security interests described in the Prospectus.

          (vi) Glacier owns of record and, to the best of such counsel's knowledge owns beneficially, all of the authorized, issued and outstanding capital securities of each of the Subsidiaries and such capital securities are owned by Glacier free and clear of all perfected, and to such counsel's best knowledge other, liens, encumbrances, claims, security interests or other defects of title whatsoever, except for liens, encumbrances, claims or security interests described in the Prospectus.

          (vii) Glacier has the corporate power and corporate authority to sell and deliver the Debentures to the Trust in exchange for the proceeds from the sale of the Trust Preferred Securities. The issuance, sale and delivery of the Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of Glacier.

          (viii) The Trust Preferred Securities have been approved for listing on the AMEX, subject to official notice of issuance.

          (ix) Except as disclosed in or specifically contemplated by the Prospectus, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights issued by the Trust calling for the issuance of, and no commitments, plans or arrangements of the Trust to issue, any shares of capital stock of the Trust or any security convertible into or exchangeable for capital stock of the Trust.

          (x) The Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b).

          (xi) The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (it being understood, however, that such counsel need express no opinion with respect to the financial statements, financial statement schedules and other financial and statistical data included in the Registration Statement and the Prospectus, or the Statements of Eligibility of the Trustee on Form T-1 filed as exhibits to the Registration Statement).

          (xii) To the best of such counsel's knowledge, there are no franchises, leases, contracts, agreements or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (xiii) To the best of such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or overtly threatened in writing against the Company or the Trust which are required to be described in the Prospectus which are not described as required.

          (xiv) Glacier has the corporate power and corporate authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Offerors.

          (xv) To the best of such counsel's knowledge, no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any person, court, regulatory, administrative or other governmental agency or body is required to be obtained by the Offerors in connection with the offering, issuance or sale of the Trust Preferred Securities, the Guarantee and the Debentures by the Offerors, except (i) such as have been obtained and are in full force and effect under the Act and the Rules and Regulations and the Credit Agreement between Glacier, GW Services, Inc. and Tokai Bank of California dated February 14, 1994, as amended, and such as may be required under applicable blue sky or insurance laws of any jurisdiction, and (ii) the qualification of the Trust Agreement, the Guarantee Agreement and the Indenture under the Trust Indenture Act.

          (xvi) To the best of such counsel's knowledge, neither of the Offerors is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, bylaws or governing document (including without limitation, the Trust Agreement). The execution and delivery of this Agreement by the Offerors and the consummation of the transactions therein contemplated by the Offerors will not (i) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, indenture or other instrument filed as or incorporated by reference as an exhibit to the Registration Statement, except where such conflict, breach, violation or default would not have a Material Adverse Effect on the Company or the Trust; or (ii) violate any of the provisions of the certificate or articles of incorporation or bylaws or governing documents, (including, without limitation, the Trust Agreement) of the Offerors, or (iii) to such counsel's knowledge, cause Glacier, the Subsidiaries or the Trust to violate the Delaware General Corporation Law (the "DGCL"), any present United States Federal or California statute, rule or regulation or franchise, license or permit applicable to the Company, Glacier, the Subsidiaries or the Trust, or (iv) to such counsel's knowledge, cause the Glacier, the Subsidiaries or the Trust to violate any order, judgment or decree binding on any of them, except that no opinion is rendered in this paragraph as to blue sky laws.

          (xvii) To the best of such counsel's knowledge, no holders of securities of the Offerors have rights, which have not been waived, to the registration of capital stock of the Offerors or other securities, because of the filing of the Registration Statement by the Offerors or the offering contemplated thereby.

          (xviii) Neither of the Company nor the Trust is an "investment company" within the meaning of the Investment Company Act or a company "controlled" by an "investment company".

          (xix) No California transfer taxes are required to be paid in connection with the sale and delivery of the Trust Preferred Securities to the Underwriters hereunder.

          (xx) Each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by Glacier and is a valid and legally binding obligation of Glacier, enforceable in accordance with its terms, subject, as to enforcement of remedies, to the Permitted Exceptions.

          (xxi) The Debentures have been duly authorized, executed and delivered by Glacier and when authenticated by the Indenture Trustee in the manner provided for in the Indenture and delivered against payment therefore will be entitled to the benefits of the Indenture and are legal, valid and binding obligations of Glacier enforceable against Glacier in accordance with their terms, subject, as to enforcement of remedies, to the Permitted Exceptions.

          (xxii) The Expense Agreement has been duly authorized, executed and delivered by Glacier, and is a valid and legally binding obligation of Glacier enforceable in accordance with its terms, subject, as to enforcement of remedies, to the Permitted Exceptions.

          (xxiii) The statements in the Prospectus under the captions, "Description of the Trust Preferred Securities", "Description of Junior Subordinated Debentures", "Description of Guarantee", "Expense Agreement" and "Relationship Among the Trust Preferred Securities, the Junior Subordinated Debentures and the Guarantee," insofar as such statements constitute matters of law applicable to the Offerors or summaries of documents, fairly present the information required to be included therein all material respects.

          (xxiv) The statements set forth in the Prospectus under the captions, "Certain Federal Income Tax Consequences" and "ERISA Considerations" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

          In rendering such opinion, Milbank, Tweed, Hadley & McCloy may rely
(i) as to matters involving the application of laws of any jurisdiction other than California or federal law, to the extent deemed proper and specified in such opinion, upon the opinion of local counsel of good standing believed by them to be reliable and who are satisfactory to counsel for the Underwriters; and (ii) as to matters of fact, to the extent deemed proper, on the representations and warranties of the Company and the Trust contained herein or in the Trust Agreement, the Indenture, the Guarantee Agreement, or on certificates of responsible officers of Glacier, the Subsidiaries, the Trust and public officials.

          In rendering such opinion, Milbank, Tweed, Hadley & McCloy shall additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statements), at the time it became effective and at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the date hereof or at the Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) At the Closing Time, the Representatives shall have received, the favorable opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 DEL. C. Sections 3801 et seq. (the "Delaware Act"), with the trust power and authority to (i) own its own property and conduct its business as described in the Prospectus, (ii) execute and deliver, and perform its obligations under, this Agreement, and (iii) issue and perform its obligations under the Trust Preferred Securities.

          (ii) The Trust Agreement constitutes a valid and binding obligation of each of Glacier and the Trustees, and is enforceable against each of Glacier and the Trustees in accordance with its terms.

          (iii) Under the Trust Agreement and the Delaware Act, all necessary trust action has been taken on the part of the Trust to duly authorize the execution and delivery of this Agreement by the Trust and the performance of its obligations hereunder.

          (iv) The Trust Preferred Securities and Common Securities have been duly authorized for issuance by the Trust Agreement and, when issued and delivered in accordance with the terms of the Trust Agreement and this Agreement and as described in the Prospectus, will be validly issued and (subject to paragraph (v) below) fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The holders of the Trust Preferred Securities will be entitled to the benefits of the Trust Agreement (subject to the limitations set forth in paragraph (b) above).

          (v) The holders of the Trust Preferred Securities in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the DGCL. Such opinion may note that the holders of the Trust Preferred Securities may be required to make payment or provide indemnity or security as set forth in the Trust Agreement.

          (vi) Under the Trust Agreement and the Delaware Act, the issuance of the Trust Preferred Securities is not subject to preemptive rights.

          (vii) The issuance and sale by the Trust of the Trust Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation by the Trust of the transactions contemplated by this Agreement do not (i) violate any of the provisions of the Certificate of Trust or the Trust Agreement or (ii) violate any applicable Delaware law or administrative regulation.

          (viii) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than having a

Delaware trustee as required by the Delaware Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other than as may be required under the securities or blue sky laws of the State of Delaware as to which such counsel may express no opinion) is necessary or required to be obtained by the Trust solely in connection with the due authorization, execution and delivery of this Agreement by the Trust or the offering, issuance, sale or delivery of the Trust Preferred Securities by the Trust in accordance with the Trust Agreement and the Prospectus.

          (ix) After due inquiry on January __, 1998, limited to, and solely to the extent disclosed thereupon, court dockets for active cases in the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States District Court sitting in the State of Delaware, such counsel is not aware of any legal or governmental proceeding pending against the Trust.

          Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance, transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          (f) At the Closing Time, the Representatives shall have received, the favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, P.A., counsel to Wilmington Trust Company, as Property Trustee under the Trust Agreement, Indenture Trustee under the Indenture, and Guarantee Trustee under the Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) Wilmington Trust Company is duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware.

          (ii) Wilmington Trust Company has the power and authority to execute, deliver and perform its obligations under the Trust Agreement, the Indenture and the Guarantee Agreement.

          (iii) Each of the Trust Agreement, the Indenture and the Guarantee Agreement have been duly authorized, executed and delivered by Wilmington Trust Company and constitutes a legal, valid and binding obligation of Wilmington Trust Company, enforceable against Wilmington Trust Company, in accordance with its terms.

          (iv) The execution, delivery and performance by Wilmington Trust Company of the Trust Agreement, the Indenture and the Guarantee Agreement do not conflict with or constitute a breach of the charter or bylaws of Wilmington Trust Company.

          (v) No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United Sates of America governing the banking or trust powers of Wilmington Trust Company is required for the execution, delivery or performance by the Wilmington Trust Company of the Trust Agreement, the Indenture and the Guarantee Agreement.

          (g) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs or prospects of the Trust or the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of Glacier and of the chief financial or chief accounting officer of Glacier and a certificate of an Administrative Trustee of the Trust, and dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Trust or Glacier, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (h) Arthur Andersen LLP shall furnish to the Representatives letters (which may refer to letters previously delivered to the Representatives), dated as of the date this Agreement is executed and the Closing Time, in form, and substance satisfactory to the Representatives, with respect to the financial statements and financial information included or incorporated by reference in the Registration Statement and Prospectus, stating in effect that:

             (i) They are independent accountants within the meaning of the Act and the Rules and Regulations and the Exchange Act and the Exchange Act Regulations.

             (ii) In their opinion, the consolidated financial statements of the Company audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Act Regulations with respect to registration statements on Form S-2 and the Exchange Act and the Exchange Act Regulations.

             (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

          (a) Reading the minutes of the meetings of the stockholders, the board of directors, executive committee and audit committee of Glacier and the boards of directors and executive committees of the Subsidiaries as set forth in the minute books through a specified date not more than three business days prior to the date of delivery of such letter;

          (b) Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated interim financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Prospectus and reading the unaudited interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and Prospectus to the date of the latest available interim financial data; and

          (c) Making inquiries of certain officials of the Company and the Trust who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

               (1) the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the Exchange Act Regulations thereunder;

               (2) any material modifications should be made to the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Prospectus, for them to be in conformity with generally accepted accounting principles;

               (3) (i) at the date of the latest available interim financial data and at the specified date not more than five business days prior to the date of the delivery of such latter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in stockholders' equity of the Company on a consolidated basis as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or (ii) for the period from the date of the latest available financial data to a specified date not more than three business days prior to the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in stockholders' equity of the Company on a consolidated basis, except in all instances for changes or decreases which the Registration Statement and Prospectus discloses have occurred or may occur, or Arthur Andersen LLP shall state any specific changes or decreases.

          The letter shall also state that Arthur Andersen LLP has carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Representatives and agreed to by Arthur Andersen LLP, and has found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company identified in such letter.

          (i) On or before the date any of the Trust Preferred Securities are released by the Representatives for sale to the public and at the Closing Time, the Trust Preferred Securities shall be listed on the AMEX.


          (j) The NASD, upon its review of the terms of the public offering of the Trust Preferred Securities, shall not have objected to the fairness and reasonableness of the underwriting terms and arrangements as proposed in this Agreement or the Underwriters' participation in the offering.

          (k) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Trust Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Trust Preferred Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and Manatt, Phelps & Phillips, LLP, counsel for the Underwriters.

          (l) If any condition specified in this Section 7 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Offerors, in writing or by telephone or telegraph confirmed in writing, at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 6 hereof, and except that Sections 6 and 8 shall survive any such termination and will remain in full force and effect.

     8.   Indemnification.
          ---------------

          (a) The Offerors agree, jointly and severally, to indemnify and hold harmless each Underwriter and each of its partners, officers, directors and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, and any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Trust Preferred Securities), joint or several which arises out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, including information deemed to be part of the

Registration Statement pursuant to Rule 430A of the Rules and Regulations, if applicable, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any blue sky application or other document, and any amendment or supplement thereto, executed by the Offerors specifically for the purpose of qualifying, or based upon written information furnished by the Offerors filed in any state or other jurisdiction in order to qualify, any or all of the Trust Preferred Securities under the securities or blue sky laws thereof or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, and will reimburse, as incurred, such Underwriter or such controlling persons for any legal or other expenses incurred by such Underwriter or such controlling persons in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Offerors
                                          --------  -------
will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Offerors on behalf of such Underwriter through the Representatives expressly for use therein, and provided, further, that such
                                               --------  -------
indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Trust Preferred Securities which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Trust Preferred Securities to such person in any case where such delivery is required by the Act, and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (as amended and supplemented), unless such failure resulted from noncompliance by the Offerors with Section 5 hereof or failure of the Offerors to timely furnish copies of such Prospectus to the Underwriters. The indemnity agreement in this paragraph
(a) shall be in addition to any liability which the Offerors may otherwise have.

          (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Offerors, each of its directors, each of its officers who has signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with reference to written information relating to such Underwriter and specifically included in the Prospectus. This indemnity shall be in addition to any liability which such Underwriter may otherwise have. The Offerors acknowledge that the statements set forth in the bottom paragraph on the inside of the cover page of the Prospectus and the table and the second, fourth and eighth paragraph under the heading "Underwriting" in the Prospectus constitute the only information furnished in writing by the several Underwriters for inclusion in the Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) of this Section 8 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the
                                        --------  -------
defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party, and the indemnified party under this Section 8 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless
(i) the indemnified party has employed separate counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the lead Underwriter in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which will not be unreasonably withheld, unless such indemnified party waived its rights under this Section 8 in writing in which case the indemnified party may effect such settlement without such consent.

          (d) The Company agrees to indemnify the Trust against all losses, claims, damages or liabilities due from the Trust to the extent provided in
Section 8(a) hereof.

          (e) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Trust Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (e) shall be deemed to include any legal or other expenses reasonable incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (e), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount or compensation applicable to the Trust Preferred Securities purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (e) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Offerors, each officer of the Offerors who has signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Offerors, subject in each case to this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (e), or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

     9.   Representations, etc. to Survive Delivery.
          -----------------------------------------

          The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Offerors and their officers and trustees, and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of and payment for the Trust Preferred Securities. Any successors to the Underwriters shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

     10.  Effective Date and Termination.
          ------------------------------

          (a) This Agreement shall become effective (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 8:00 a.m., California time, on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 8:00 a.m., California time, on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Trust Preferred Securities for sale to the public. For the purposes of this Section 10(a), the Trust Preferred Securities shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Trust Preferred Securities or upon the release by you of notices
(i) advising Underwriters that the Trust Preferred Securities are released for public offering, or (ii) offering the Trust Preferred Securities for sale to securities dealers, whichever may occur first. Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying you, or by you, as Representatives of the several Underwriters, by notifying Glacier; provided, however, that the provisions of this Section and of
                   --------  -------
Section 6 and Section 8 hereof shall at all times be effective.

          (b) This Agreement (except for the provisions of Sections 6 and 8 hereof) may be terminated by the Representatives by notice to the Offerors in the event that the Offerors have failed to comply in any respect with any of the provisions of this Agreement required on its part to be performed at or prior to the Closing Time, or if any of the representations or warranties of the Offerors are not accurate in any respect or if the covenants, agreements or conditions of, or applicable to the Offerors herein contained have not been complied with in any respect or satisfied within the time specified at or prior to the Closing Time, or if prior to the Closing Time:

               (i) the Company or the Trust shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company or the Trust, regardless of whether or not such loss was insured;

               (ii) trading in the Trust Preferred Securities shall have been suspended by the Commission or the AMEX or trading in securities generally on the AMEX, New York Stock Exchange or the Nasdaq National Market shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on any such market system;

               (iii) a banking moratorium shall have been declared by New York, California or United States authorities;

               (iv) there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States; or

               (v) there shall have been a material adverse change in (A) general economic, political or financial conditions or (B) the present or prospective business or condition (financial or other) of the Company or the Trust, that, in each case, in the Representatives' judgment makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Trust Preferred Securities on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

          (c) Termination of this Agreement pursuant to Section 10(b) shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

     11.  Substitution of Underwriters.
          ----------------------------

          If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 10 hereof) to purchase and pay for the number of Trust Preferred Securities agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Trust Preferred Securities in accordance with the terms hereof, and the number of such Trust Preferred Securities shall not exceed 10% of the Trust Preferred Securities required to be purchased at the Closing Time, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Trust Preferred Securities which it has severally agreed to purchase hereunder) that proportion of the number of Trust Preferred Securities which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase at such Closing Time, which the number of Trust Preferred Securities agreed to be purchased by such non-defaulting Underwriter bears to the aggregate number of Trust Preferred Securities so agreed to be purchased by all such non-defaulting Underwriters at such Closing Time. In such case, you shall have the right to postpone the Closing Time to a date not exceeding seven full business days after the date originally fixed as such Closing Time pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

          If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 10 hereof) to purchase and pay for the number of Trust Preferred Securities agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Trust Preferred Securities in accordance with the terms hereof, and the number of such Trust Preferred Securities shall exceed 10% of the Trust Preferred Securities required to be purchased by all the Underwriters at the Closing Time, then (unless within 48 hours after such default arrangements to your satisfaction shall have been made for the purchase of the defaulted Trust Preferred Securities by an Underwriter or Underwriters) and subject to the provisions of Section 11 hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Offerors except as otherwise provided in Sections 6 and 8 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph. Nothing in this Section 11, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     12.  Notices.
          -------

          All communications hereunder shall be in writing and if sent to the Representatives shall be mailed or delivered or telegraphed and confirmed by letter or telecopied and confirmed by letter to Sutro & Co. Incorporated, 201 California Street, 4th Floor, San Francisco, California 94111, Attention:
Equity Syndication Department; or, if sent to the Offerors shall be mailed or delivered or telegraphed and confirmed by letter or telecopied and confirmed by letter c/o Glacier Water Services, Inc., 2261 Cosmos Court, Carlsbad, California 92009, Attention: Jerry A. Gordon.

     13.  Successors.
          ----------

          This Agreement shall inure to the benefit of and be binding upon the Offerors and each Underwriter and the Offerors' and each Underwriter's respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations, warranties, indemnities and contribution Agreements of the Offerors contained in this Agreement shall also be for the benefit of any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors or trustees of the Offerors, the officers or trustees of the Offerors who have signed the Registration Statement, any person or persons, if any, who control the Offerors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Trust Preferred Securities from the Underwriters will be deemed a successor because of such purchase.

     14.  Applicable Law; Jurisdiction.
          ----------------------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 8 above and agrees to accept, either directly or through an agent, service of process of each such court.

     15.  Counterparts.
          ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

          If the forgoing correctly sets forth our understanding, please indicate the Underwriters' acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                    Very truly yours,

                                    GLACIER WATER SERVICES, INC.


                              By:________________________________________
                                    Name:
                                    Title:


                                    GLACIER WATER TRUST I


                              By:________________________________________
                                    Name:
                                    Title:  Administrative Trustee

Accepted as the date first above written:

SUTRO & CO. INCORPORATED
EVEREN SECURITIES, INC.
CROWELL, WEEDON & CO.


By:  SUTRO & CO. INCORPORATED



By:  ____________________________________
     Name:
     Title:

Acting on its own behalf and as the Representative of the several Underwriters referred to in the foregoing Agreement

                                                                      SCHEDULE I


                                  UNDERWRITERS

                 Underwriting Agreement dated January __, 1998



                                                    Number of
                                                    ---------
                                                    Trust Preferred
                                                    ---------------
                                                    Securities
                                                    ----------

Name
----
SUTRO & CO. INCORPORATED
EVEREN SECURITIES, INC.
CROWELL, WEEDON & CO.

                                                 -------------
Total                                                3,400,000